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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      AS INDEPENDENT PUBLIC ACCOUNTANTS, WE HEREBY CONSENT TO THE INCORPORATION OF OUR REPORTS INCLUDED IN THIS FORM 10-K, INTO THE COMPANY'S PREVIOUSLY FILED REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 33-85526).

                                                 ARTHUR ANDERSEN LLP

ROSELAND, NEW JERSEY
JANUARY 13, 1997